SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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           Date of Report (Date of earliest event reported): August 27, 1999
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                            OPENROUTE NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)

MASSACHUSETTS                       000-19175                    04-2531856
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(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)           Identification No.)
incorporation)

            NINE TECHNOLOGY DRIVE, WESTBOROUGH, MASSACHUSETTS   01581
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             (Address of principal executive offices)        Zip Code)


Registrant's telephone number, including area code: (508) 898-2800
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Item 5.   Other Events.

     On August 27, 1999, the Registrant and NETRIX Corporation filed a joint press release announcing that they had signed a nonbinding letter of intern providing for the merger of the two corporations. A copy of such press release is filed herewith.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits

         99.1 - Joint press release of the Registrant and NETRIX Corporation dated August 27, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OPENROUTE NETWORKS INC.
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                                        (Registrant)

Date: August 27, 1999                   /s/ Bryan R. Holley
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                                        Bryan R. Holley
                                        President and Chief
                                        Executive Officer

                              EXHIBIT INDEX

Exhibit
Number                        Description
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99.1                          Joint press release of the Registrant and
                         NETRIX Corporation dated August 27, 1999